Exhibit 99.1

P U R C H A S E   A G R E E M E N T

This Agreement made as of the           day of                       2008.

B E T W E E N:

QUINTE MAGNETIC RESONANCE IMAGING, INC.,

DAWN C. HAIDER and DR. SYED ISLAM HAIDER

(hereinafter collectively called the "Vendors")

OF THE FIRST PART

- and -

DIAGNOSTIC IMAGING INTERNATIONAL CORP.

a corporation incorporated under the laws of the State of Nevada

(hereinafter called the "Purchaser")

OF THE SECOND PART

-and-

CANADIAN TELERADIOLOGY SERVICES, INC.

a federal corporation incorporated under the laws of Canada

(hereinafter called the “Corporation”

OF THE THIRD PART

WHEREAS Quinte Magnetic Resonance Imaging, Inc. is the registered owner of 40 Class “A” Common Shares, Dawn C. Haider is the registered owner of 30 Class “A” Common Shares and Dr. Syed Islam Haider is the registered owner of 30 Class “A” Common Shares (the "Purchased Shares") in the capital of Canadian Teleradiology Services, Inc. (the "Corporation"), a corporation incorporated under the laws of Canada;

AND WHEREAS the Vendors desire to sell and the Purchaser desires to purchase the Purchased Shares on the terms and conditions hereinafter set forth;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of two ($2.00) dollars, the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1

PURCHASE AND SALE

1.01

Subject to the terms and conditions hereof, the Purchaser will purchase and the Vendors will sell the Purchased Shares for the consideration hereinafter set forth.

1.02

The Purchaser shall have sixty (60) days from the date that this Agreement is fully executed, to conduct its due diligence and to obtain its financing.  The Vendors and the Corporation shall co-operate fully with the Purchaser and its legal and accounting professionals to allow for the due diligence process to be completed.  If after the said sixty (60) days, the Purchaser has not waived this condition, for whatever reason, in the sole and unfettered discretion of the Purchaser, then the Agreement herein shall be considered at an end.  The Purchaser shall provide the Vendors’ solicitor in Trust, a refundable deposit of $5,000.00 within 3 business days of this Agreement.

ARTICLE 2

PURCHASE PRICE

2.01

The purchase price for the Purchased Shares shall be Four Hundred Thousand Dollars ($400,000.00) ($4,000.00 per Class “A” Common Share) (the "Purchase Price").

2.02

In addition, the Purchaser shall transfer 3,000,000 shares free and clear of all liens and encumbrances of the Purchaser’s Corporation’s Common Shares to the Vendors in accordance with the terms provided in Article 3 below in the following proportion :

Quinte Magnetic Resonance

1,200,000

Dawn C. Haider

   900,000

Dr. Syed Islam Haider

   900,000

The Vendors hereby acknowledge that they have been advised that theses shares are subject to Securities and Exchange Act Rule 144 Limitations.

The Purchasers represents and warrants that there are approximately 10,000,000 Common Shares outstanding as at the dates of the Agreement herein.

ARTICLE 3

PAYMENT OF THE PURCHASE PRICE

3.01

The Purchaser shall pay and satisfy the Purchase Price by delivering at the closing certified cheques totaling Three Hundred and Ninety-Five Thousand Dollars ($395,000.00) payable as follows:

Quinte Magnetic Resonance Imaging, Inc.

$158,000.00 for 40 Class “A” Common Shares

Dawn C. Haider

$118,500.00 for 30 Class “A” Common Shares

Dr. Syed Islam Haider

$118,500.00 for 30 Class “A” Common Shares

3.02

The 3,000,000 shares of the Purchaser Corporation shall be delivered or transferred to the Vendors in stages.  Each Vendor shall receive his/her/its proportionate share of 1,000,000 shares in each year, for the next three years, provided that the Corporation maintains gross revenue in each such year of at least 90% fiscal year 2007 gross revenues.  Such shares shall be transferred to the Vendor on successive anniversaries of the closing date.

ARTICLE 4

VENDOR'S REPRESENTATIONS AND WARRANTIES

4.01

The Vendors represent and warrant to the Purchaser that:

(1)

Authorized Capital

The authorized capital of the Corporation consists of an unlimited number of Class “A” and Class “B” Common Shares, without par value, and an unlimited number of Class “A” and Class “B” Preference Shares without par value.

(2)

Issued Shares

The only issued and outstanding shares in the capital of the Corporation are one hundred (100) Class “A” Common Shares.  All of the said issued and outstanding shares are validly issued, fully paid and non-assessable.  There are outstanding no other shares, warrants, rights, securities convertible into shares or any other evidence whatsoever of an interest in the Corporation and no shares of the Corporation are under option or are agreed to be conditionally or unconditionally issued.

(3)

Due Incorporation

The Corporation is a federal subsisting corporation duly and validly incorporated and organized under the laws of Canada.

(4)

Power and Authority

The Corporation has the requisite corporate power, authority and capacity to carry on its business as now conducted as presently proposed to be conducted and to own and operate its properties and assets.

(5)

Subsidiaries

The Corporation has no subsidiaries or affiliates within the meaning of the Canada Business Corporations Act.

(6)

Records

The minute books of the Corporation contain accurate and complete copies of all the charter documents of the Corporation.  There are outstanding no applications or filings which would alter in any way the constating documents or corporate status of the Corporation.  No resolutions or by-laws have been passed, enacted, consented to or adopted by the directors or shareholders of the Corporation, except those contained in the relevant minute books.  The corporate records and minute books of the Corporation have been maintained in accordance with all applicable statutory requirements and are complete and accurate.

(7)

Conduct of Business

The business of the Corporation has been (since the date of its incorporation) and is now being conducted in the ordinary course and in compliance with all statutes, regulations, by-laws, orders, covenants, restrictions or plans of all federal, provincial or municipal authorities, agencies or boards applicable to its business, including, without limitation, those requiring filing of returns and other documents.

(8)

Title to Assets

The Corporation has unqualified ownership of all the property and assets used by it in connection with its business, with good and marketable title thereto free and clear of any lien, claim, security interest or encumbrance of any nature or kind and of any rights or privileges capable of becoming liens, claims, security interests or encumbrances, subject to those outlined pursuant to subparagraphs 4.01(25) and 4.01(27) below.

(9)

Insurance

The Corporation has such policies of insurance, issued by responsible insurers, as are appropriate to its business, property and assets, in such amount and against such risks as are customarily carried and insured against by owners of comparable businesses, properties and assets.

(10)

Litigation

There is no suit, action, litigation, arbitration proceeding or governmental proceeding, including appeals and applications for review, in progress, pending or, as far as the Corporation or any of the Principals is aware threatened, against or relating to the Corporation or affecting its properties or business which if determined adversely to the Corporation might materially and adversely affect the properties, business, future prospects or the financial condition of the Corporation or the right of the Corporation to use, reproduce and/or sell its property and assets in whole or in part; and there is not presently outstanding against the Corporation any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator.

(11)

Bankruptcy

The Corporation has not proposed a compromise or arrangement to its creditors generally, had any petition for a receiving order in bankruptcy filed against it, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to have itself declared bankrupt or wound-up, taken any proceeding to have a receiver appointed over any part of its assets, had any encumbrancer take possession of any of its property, or had any execution or distress become enforceable or become levied upon any of its property.

(12)

Due Authorization

The Corporation has all necessary corporate power and authority to enter into this Agreement and the documents to be executed and delivered in connection with this Agreement (the "Documents") and to carry out its obligations hereunder and thereunder; and the execution and delivery of this Agreement and the Documents and the consummation of the transactions contemplated hereunder and thereunder have been duly authorized by all necessary corporate action on the part of the Corporation.

(13)

Enforceability of Obligations

This Agreement and each of the Documents will constitute a valid and binding obligation of the Corporation enforceable against it in accordance with its terms, subject, however, to the limitations with respect to enforcement imposed by law in connection with bankruptcy, insolvency, re-organization or other laws affecting creditors' rights generally and to the extent that equitable remedies such as specific performance and injunction are only available in the discretion of the court from which they are sought.

(14)

Material Contracts

Except for the agreements listed in Schedule B, the Corporation is not a party to or bound by any material contract or commitment whether oral or written.  No party to any material contract, or successor or assignee thereof, is in default of any material provision thereof and there exists no event or condition which does or would, by itself or with giving of notice or the passage of time or both, constitute a breach of or default under any material contract or result in the acceleration of any obligation thereunder.  The Corporation has the capacity, including the necessary personnel, equipment and supplies, to perform all of its obligations thereunder.  The Corporation is not a party to any leases.

(15)

Employment Contracts

Except as set forth in Schedule B, the Corporation is not a party to or bound by any contracts or arrangements with its directors, officers or employees, including without limitation:  (a) any written contracts or arrangements for the employment of any officer, employee, agent or consultant; or (b) any bonus, deferred compensations, profit sharing, pension, retirement, stock option, stock purchase, hospitalization insurance or other plans or arrangements providing employee benefits.

(16)

Transactions with Affiliates

Except as set forth in Schedule B, there are no outstanding advances, loans, guarantees or agreements to provide any advances, loans, or guarantees between the Corporation and any of the Corporation's officers, directors, or employees or with any person not dealing at arm's length with the Corporation within the meaning of the Income Tax Act (Canada).

(17)

Absence of Guarantees

The Corporation has not given or agreed to give, and is not a party to or bound to any parties or any other commitment by which the Corporation is, or is contingently, responsible for such indebtedness or other obligations.

(18)

Sale of Assets

There is no agreement, option or other right or privilege outstanding in favour of any person for the purchase from the Corporation of its business or any of its property or assets out of the ordinary course of business.

(19)

Purchase of Assets

The Corporation is not a party to any agreement to acquire the shares or other securities of any corporation or to acquire the business, property or assets of any person, corporation or other entity.

(20)

Absence of Conflicting Agreements

The Corporation is not a party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, instrument, charter or by-law provision, statute, regulation, judgment, decree or law which would be violated, contravened, breached by, or under which any obligation would be accelerated or default or termination would occur as a result of the consummation of any of the transactions provided for herein.

(21)

Tax Matters

The Corporation is not liable for any Canadian federal, provincial or municipal or local taxes, assessments or other imposts or penalties due and unpaid at the date hereof in respect of its income, business or property or for the payment of any taxes due in respect of its current taxation year, and no such taxes, assessments, imposts or penalties are required to be reserved against.  The Corporation is not, except in respect of the current taxation year, in default in filing any returns or reports covering any Canadian federal, provincial or municipal or local taxes, assessments or other imposts in respect of its income, business or property.  Neither the Purchaser nor the Corporation shall be liable for any taxes under the Income Tax Act (Canada) or any other liabilities of the Corporation due or accrued due by the Vendor or the Corporation prior to the date of closing and the Vendor shall indemnify the Purchaser and the Corporation with respect to any such liability.

(22)

Deductions at Source

The Corporation has fulfilled all requirements under the Income Tax Act (Canada) and the Regulations thereto, the Canada Pension Plan and the Unemployment Insurance Act, for withholding of amounts from employees and has remitted all amounts withheld to the appropriate authorities within the prescribed times.

(23)

Default

Except as disclosed in writing to Purchaser, the Corporation is not in default beyond any period of grace under any instrument (other than invoices received by the Corporation in the ordinary course of business) evidencing any indebtedness or liability or under the terms of any instrument pursuant to which an instrument evidencing any indebtedness or liability has been issued or made and delivered.

(24)

Financial Statements

The Corporation has furnished Purchaser with its most recent financial statements/balance sheet.  All such documents have been prepared in accordance with Canadian generally accepted accounting principles, where applicable, and are accurate in all material respects.  The balance sheet represents fairly the financial position of the Corporation as at the date thereof.

(25)

Contingent Liabilities and Debt

The Corporation does not have any contingent liabilities nor has it incurred any indebtedness or liability for money borrowed or credit advanced, except as disclosed in Schedule “B” attached hereto, and in the ordinary course of business, not to exceed $20,000.00 for all outstanding trade payables as at the Closing Date. The accounts payable with Bell Canada which is in dispute will not be included in the trade payables unless settled before closing but will be covered by the indemnity agreement given by the Vendors.

(26)

Full Disclosure Regarding Corporation

Neither the documents referred to herein nor any other statement furnished by or on behalf of the Corporation to Purchaser in connection with the negotiation or confirmation of the transactions contemplated hereby contain, as of the time such statements were made, any untrue statement of a material fact or omitted as of such time, a material fact necessary to make the statements contained therein not misleading, and all such statements, taken as a whole, together with this Agreement, do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained herein or therein not misleading and all expressions of expectation, intention, belief and opinion contained therein were honestly made on reasonable grounds after due and careful inquiry by the Vendor.  Save and except for those matters disclosed herein, the Corporation and the Vendor have no knowledge of any facts, nor are there any facts which should reasonably be known to them relating to the business of the Corporation not herein disclosed, which might be reasonably expected to materially diminish Purchaser's appreciation of the worth or profitability of the Corporation's business, or which, if known by Purchaser, might be reasonably expected to deter Purchaser from completing the transactions herein contemplated.

(27)

Debts of Corporation

a.

There will be no outstanding loans to the Corporation as debtor from any principals or shareholders of the Corporation as creditors as at the Closing Date, except as disclosed in Schedule “B” attached hereto.

b.

As of the Closing Date, there will be no outstanding debts of the Corporation due to any person, bank or other entity, other than one debt in the amount of $200,000.00 as listed in Schedule “B”.

c.

All accounts payable due by the Corporation shall be paid in full as at the Closing Date, except the trade payables not to exceed $20,000.

(28)

Non-Resident

The Vendors are not non-resident persons within the meaning of Section 116 of the Income Tax Act (Canada).

There shall be no claim made in respect of any breach of the warranties and representations or other covenants by the Vendors unless such claims in the aggregate exceed $10,000.

ARTICLE 5

NON-MERGER OF REPRESENTATIONS AND WARRANTIES

All of the foregoing representations and warranties are or shall be true and correct at the date of this Agreement and at the date of the issue of the Purchased Shares to the Purchaser pursuant to this Agreement.  Such representations and warranties shall not merge on the closing of the transactions contemplated hereby, shall survive the completion of the sale of the Purchased Shares to Purchaser and shall continue in full force and effect thereafter for two (2) years or such longer period as hereinafter provided.  The representations and warranties of the Vendor relating to the tax liability of the Corporation including, without limiting the generality of the foregoing, those set forth in Sections 4.01(21) and (22) shall, unless such representations and warranties prove to be false as a result of any misrepresentation made or fraud committed in filing a return or supplying information for the purposes of the Income Tax Act (Canada) or any other legislation imposing tax on the Corporation, continue in full force and effect for the benefit of the Purchase until the expiration of the last of the limitation periods contained in the Income Tax Act (Canada) and any other legislation imposing tax on the Corporation subsequent to the expiration of which an assessment, reassessment or other form or recognized document assessing liability for tax, interest or penalties thereunder for the period ended as of the closing date cannot be issued to the Corporation.

ARTICLE 6

PURCHASER'S REPRESENTATIONS AND WARRANTIES

6.01

The Purchaser represents and warrants to the Vendor that:

(a)

the Purchaser has good and sufficient power, authority and right to enter into and deliver this Agreement and to complete the transaction contemplated hereby to be completed by the Purchaser; and

(b)

the Purchaser has been duly incorporated and organized and is validly subsisting and in good standing under the laws of the State of Nevada.  The execution and delivery of the Agreement and the consummation of the transactions contemplated hereunder have been duly authorized by all necessary corporate action on the part of the Purchaser.

(c)

the Purchaser has approximately 10,000,000 Common Shares outstanding as at the date of the Agreement herein.

(d)

the Common Shares of the Purchaser are subject to all applicable securities trading rules and regulations of publically traded shares of corporations in the State of Nevada in the United States of America (specifically Securities and Exchange Act Rule 144)..

6.02

The representations and warranties of the Purchaser contained in Paragraph 5.01 hereof shall survive the closing and notwithstanding such closing shall continue in full force and effect for the benefit of the Vendors thereafter for two (2) years.

ARTICLE 7

CONDITIONS OF CLOSING

7.01

It shall be a condition of the Purchaser's obligation to complete the transaction herein that the Vendors deliver on Closing the following:

(a)

Share certificates representing the Purchased Shares endorsed for transfer by the Vendors;

(b)

a legal opinion from the Solicitor for the Vendors in the form attached hereto as Schedule "D";

(c)

a non-competition agreement signed by the Vendors in favour of the Corporation in the form set out as Schedule "F" attached hereto;

(d)

the resignation of the Vendors as Directors and Officers of the Corporation;

(e)

a release from the Vendors in favour of the Corporation respecting any and all claims to the date of closing, save and except for matters set out herein;

(f)

registration of financing change statements by all secured parties, releasing all security interest against the Corporation under the Personal Property Security Act (Ontario);

(g)

a personal services contract (the “Personal Services Contract”)with the current manager of the Corporation, Syed Haider, for one (1) year at $150,000.00 for no more than 20 hours per week, with 2 weeks based in Belleville, Ontario and two weeks in British Columbia per month,  and otherwise on terms mutually agreeable to the manager and the Purchaser, as agreed prior to closing.

(h)

an indemnity in a form satisfactory to the Purchaser’s lawyer, acting reasonably, for all acts and omissions incurred by the Corporation up to the Date of Closing but which come to the attention of the Corporation after the Date of Closing. The form of indemnity will be attached as Schedule “C” to the Agreement herein.

(i)

such further and other documents as the Purchaser may reasonably request for the purposes of carrying out the transactions contemplated herein.

7.02

It shall be a condition of the Vendor's obligation to complete the transaction herein that the Purchaser deliver on Closing the following:

(a)

certified funds in accordance with paragraph 3.01 herein;

(b)

such further and other documents as the Vendor may reasonably request for the purposes of carrying out the transactions contemplated herein;

(c)

the Personal Services contract is entered into.

ARTICLE 8

CLOSING ARRANGEMENTS

8.01

The sale and purchase of the Purchased Shares herein and hereby contemplated shall be closed at two o'clock in the afternoon on December 2, 2008, at the offices of Clark, Farb, Fiksel, 188 Avenue Road, Toronto, Ontario, M5R 2J1 (the "Closing").

8.02

At the Closing, the Vendors shall, in addition to the requirements of paragraph 7, deliver to the Purchaser a certificate or certificates evidencing the Purchased Shares duly endorsed for transfer, together with such forms of consents or certified copies of the resolutions of the directors or shareholders of the Corporation authorizing the transfer of the Purchased Shares as may, in the opinion of the solicitor for the Purchaser, be necessary to comply with any restrictions imposed by the articles or by-laws of the Corporation, or otherwise required with respect to the transfer of shares of the Corporation.

ARTICLE 9

FURTHER ASSURANCES

9.01

Each party will execute and deliver all such further documents and instruments and do all acts and things as the other party may, either before or after the Date of Closing, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement and to transfer the Purchased Shares to the Purchaser.

ARTICLE 10

TIME OF THE ESSENCE

10.01

Time shall be of the essence of this Agreement.

ARTICLE 11

ENTIRE AGREEMENT

11.01

This Agreement and the Schedules attached, contains the entire agreement between the Vendors and the Purchaser with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto.  There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory between the parties other than as expressly set forth in this Agreement.

ARTICLE 12

AMENDMENTS, WAIVER, ETC.

12.01

No modification of or amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by the Vendors and the Purchaser and no waiver of any breach of any term or provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, shall be limited to the specific breach waived.

ARTICLE 13

BENEFIT OF THE AGREEMENT

13.01

This Agreement shall enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and permitted assigns of the parties hereto.

ARTICLE 14

ASSIGNMENT

14.01

This Agreement shall not be assignable by either of the parties without the written consent of the other party hereto.

ARTICLE 15

GOVERNING LAW

15.01

This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement.

SIGNED, SEALED AND DELIVERED

)

in the presence of

)

QUINTE MAGNETIC

)

RESONANCE IMAGING, INC.

)

)

Per:

_________________________________

)

____________________________

Witness

)

)

)

_________________________________

)

____________________________

Witness

)

DAWN C. HAIDER

)

)

_________________________________

)

____________________________

Witness

)

DR. SYED ISLAM HAIDER

)

)

)

DIAGNOSTIC IMAGING

)

INTERNATIONAL CORP.

)

Per:

)

_________________________________

Witness

Mr. Richard Jagodnik

Attachments

-  Schedule “A” - Financial Statements

-  Schedule "B" - List of Material Contracts

-  Schedule “C” – Indemnity Agreement

-  Schedule "D" - Legal Opinion

-  Schedule "F" - Non-Competition Agreement

S C H E D U L E   " B "

LIST OF MATERIAL CONTRACTS

(a)

Material Contracts (4.01[14])- provide schedule or list

(b)

Employment Contracts (4.01[15])- provide schedule or list

(c)

Loans, Guarantees or other financial obligations (4.01[16])- provide schedule or list

(d)

Leases (4.01[14])- provide schedule or list

(e)

Subsidiaries and Affiliates (4.01[5]) – provide schedule or list

S C H E D U L E   " C "

INDEMNITY AGREEMENT

Form of indemnity to be agreed upon prior to closing by the solicitor for the Vendor and the solicitor for the Purchaser.

S C H E D U L E   " D "

LEGAL OPINION OF COUNSEL TO THE CORPORATION

TO:

CLARK, FARB, FIKSEL

AND TO:

EPHRAIM FIKSEL

Barrister & Solicitor

CLARK, FARB, FIKSEL

188 Avenue Road

TORONTO, ON  M5R 2J1

Dear Sirs:

RE:

Diagnostic Imaging International Corp. Purchase of 100 Class “A” Common Shares (The "Shares") of  Canadian Teleradiology Services Inc.( the”Company”)

I have acted as counsel to the Company) and Syed Haider, Dawn Haider, and Quinte Magnetic Resonance Imaging, Inc. (the “Vendors") in connection with the sale of one hundred (100) Class “A” Common Share (the "Shares") in the capital of the Company to Diagnostic Imaging International Corp. (the "Purchaser") pursuant to a Share Purchase Agreement made as of the date hereof (the "Share Purchase Agreement") between the Vendors and the Purchaser.

In acting as such counsel I have examined the corporate records of the Company and all other documents which I have considered necessary for the purposes of this opinion, including, without limitation, the Share Purchase Agreement, an indemnity agreement (the "Indemnity Agreement") between the Vendor, the Company and the Purchaser, a non-competition agreement (the "Non-Competition Agreement") among the Vendor, the Purchaser, and such corporate resolutions and other documents executed pursuant to the provisions thereof (collectively the "Documents").  All of the Documents are, unless otherwise indicated, dated as of the date of the Share Purchase Agreement.

I have assumed the authenticity of all documents submitted to me as originals, the conformity to original documents of documents submitted to me as certified or photostatic copies thereof and the authenticity of the originals of such documents.

I have obtained and enclose a currently dated Certificate of Status for the Company.

Based and relying upon the foregoing, I am of the opinion that:

1.

The Company is a subsisting Corporation duly and validly incorporated and organized under the laws of the Province of Ontario.

2.

The Company has the requisite corporate power, authority and capacity to carry on its business as it is now conducted and to own and operate its properties and assets.

3.

The authorized capital of the Company consists of an unlimited number of common shares without par value as described in the Articles of Incorporation of the Company dated *, 19*, which remain unamended as of the date hereof.

4.

Based on the minute book of the Company, and to the best of our knowledge, the only issued and outstanding shares in the capital of the Company are:

100 Class “A” Common Shares

All of the said issued and outstanding shares are validly issued, to the best of our knowledge, fully paid and non-assessable.  To the best of my knowledge and belief, there are outstanding no other shares, warrants, rights, securities, convertible into shares or any other evidence whatsoever of an interest in the equity of the Company and to the best of our knowledge no shares of the Company are agreed to be conditionally or unconditionally issued.

5.

All necessary corporate actions and proceedings of the Company have been taken to permit the due and valid transfer of the Shares by the Vendors to the Purchaser pursuant to the Share Purchase Agreement and the Shares have been duly transferred and are issued and outstanding to the best of our knowledge as fully paid and non-assessable shares of the Company.

6.

The Company has taken or cause to be taken all necessary corporate actions on its behalf to authorize the execution and delivery of the Documents.  The Documents have been duly executed and delivered by the Company and the Vendors and constitute legal, valid and binding obligations of the Company and the Vendors enforceable against them in accordance with their respective terms.

7.

To the best of our knowledge, the minute books of the Company are accurate and complete in all respects.  To the best of my knowledge and belief:

(a)

there are outstanding no applications or filings which would alter in any way the constating documents or corporate status of the Company; and

(b)

no resolutions or by-laws have been passed, enacted, consented to or adopted by the Directors or Shareholders of the Company, except those contained in the minute book.

8.

The execution and delivery by the Company of the Documents and the consummation by the Company of the transactions therein contemplated and the fulfillment and compliance by the Company and the Vendors with the terms thereof do not:

(a)

contravene or result in a breach of any terms, conditions or provisions of or constitute a default under, or result in the creation or imposition of any lien under any of the property or assets of the Company or give rise to any obligation to create any such lien upon any of its assets or properties pursuant to the terms of its charter documents or by-laws or any agreement or instrument to which the Company or the Vendors are a party, or by which they or their property is bound and of which I have knowledge (after due investigation with respect thereto); or

(b)

contravene any law or regulation of the Province of Ontario or the Country of Canada.

9.

There is no suit, action, litigation, arbitration, proceeding or governmental proceeding including appeals and applications for review in progress, pending or threatened, against or relating to the Company or the Vendors or affecting their properties or business, of which I am aware (after due investigation with respect thereto by searching the court records in the County of Hastings and our firm files).

10.

There is not presently outstanding against the Company or the Vendors any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator, of which I am aware (after due investigation with respect thereto by searching the court records in the County of Hastings and our firm files).

11.

No approval or authorization of, or registration, qualification or filing with any governmental or public body or authority of Canada or the Province of Ontario is required in connection with the sale or delivery of the Shares as contemplated by the Share Purchase Agreement.

Each of the opinions expressed herein is subject to the following qualifications:

(a)

the enforceability of the Documents may be affected by bankruptcy, insolvency or other laws of general application affecting the enforcement of the rights of Creditors generally;

(b)

the enforceability of the Documents may be affected by an order made pursuant to the Family Law Act, R.S.O., 1990, as amended or replaced from time to time.

(c)

with respect to the enforceability of the Documents, specific performance and injunctions, being equitable remedies, may only be granted in the discretion of a court of competent jurisdiction; and

(d)

the opinions expressed herein are only with respect to the laws of the Province of Ontario and the Laws of Canada applicable to the Province of Ontario and no opinion is given with respect to any other jurisdiction.

(e)

The provisions requiring indemnification, contribution or reimbursement may be limited by law:

(f)

No opinion is expressed with respect to compliance with the Personal Information and Protection and Electronic Documents Act or any other privacy laws;

(g)

Enforceability of the Documents will be subject to the limitations contained in the Limitations Act, 2002 and we express no opnion about any provision in the Documents which attempt to vary such limitations;

(h)

We express no opinion on the enforceability of any non competition agreements or provisions

Yours very truly,

SCHEDULES ATTACHED "B":  OFFICERS CERTIFICATE

S C H E D U L E   " F "

NON-COMPETITION AGREEMENT

TO:

Diagnostic Imaging International Corp.

WHEREAS:

(1)

By a share purchase agreement (the “Purchase Agreement”) dated as of          , 2008 made between Quinte Magnetic Resonance Imaging, Inc., Dawn C. Haider and Dr. Syed Islam Haider (the “Vendors”) and Diagnostic Imaging International Corp. (the “Purchaser”), the Vendors agree to sell and the Purchaser agreed to purchase certain shares of Canadian Teleradiology Services, Inc. (the “Corporation”);

(2)

The obligations of the Purchaser as purchaser under the Purchase Agreement are expressly subject to certain conditions therein set out, including the entering into of this Agreement.

NOW THEREFORE in consideration of the premises, the closing of the transactions contemplated by the Purchase Agreement and other good and valuable consideration (the receipt and adequacy of which is hereby acknowledged), the Vendors agree as follows:

1.

Covenant. Subject to any rights granted to the Vendors under the Purchase Agreement, the Vendor, Quinte Magnetic Resonance Imaging, Inc. (“Quinte”), Dawn C. Haider (“Dawn) and Dr. Syed Islam Haider (“Syed”) acknowledge that in the course of being a shareholder, a director, an officer or an employee of the Corporation that they have been entrusted with detailed confidential information and trade secrets relating to the business of the Corporation relating to the operations and routines of the Corporation and concerning the customers of the Corporation, their names, addresses, tastes and preferences, their cyclical or other particular business requirements, the disclosure of any which confidential information and trade secrets to competitors of the Corporation or to the general public would be highly detrimental to the best interests of the Corporation. The Vendors, Quinte, Dawn and Syed acknowledge and agree that the right to maintain the confidentiality of such confidential information and trade secrets constitutes a proprietary right which the Corporation is entitled to protect. Accordingly, the Vendors, Quinte, Dawn and Syed covenant and agree:

(a)

that they will not disclose any of such detailed confidential information and trade secrets to any person to the detriment of the Purchaser as long as such information and trade secrets do not become public knowledge; and

(b)

that except a provided in paragraph 2 hereof, they will not (without the prior written consent of the Purchaser) at any time within five (5) years from the date hereof either individually or in partnership or jointly or in conjunction with any person or persons, firm, association, syndicate, company or corporation, as principal, agent, employee, officer, director or shareholder or in any other manner whatsoever, carry on or be engaged in or concerned with or interested in, or advise, lend money to, guarantee the debts or obligations of, or permit their names or any part thereof to be used or employed by or associated with, any person or persons, firm association, syndicate, company or corporation engaged in or concerned with or interested in, any business which carries on the business of the Corporation.

2.

Remedies. The Vendors, Quinte, Dawn and Syed acknowledge that any breach by the Vendors of this Agreement will result in the Purchaser’s suffering a loss which cannot adequately be compensated for in damages. Accordingly, the Vendors, Quinte, Dawn and Syed acknowledge the right of the Purchaser to obtain an injunction should any such breach occur. The Vendors, Quinte, Dawn and Syed agree that all restrictions contained in paragraph 1 are reasonable and valid and all defence to the strict enforcement thereof by the Purchaser are hereby waived by the Vendors, Quinte, Dawn and Syed.

3.

Severability. The invalidity or unenforceability of any provision of this Agreement or any covenant herein contained shall not affect the validity or enforceability of any other provision or covenant hereof or herein contained, and the agreement shall be construed as if such invalid or unenforceable provision or covenant were omitted.

4.

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario.

IN WITNESS WHEREOF this Agreement has been executed under seal by the Vendors, Quinte, Dawn and Syed as of the                                 day of             , 2008.

SIGNED, SEALED AND DELIVERED

)

in the presence of

)

)

)___________________________________________

WITNESS

)

Quinte Magnetic Resonance Imaging, Inc.

)

Per:

)____________________________________________

WITNESS

)

Dawn C. Haider

)

)____________________________________________

WITNESS

)

Dr. Syed Haider

THIRD AMENDING PURCHASE AGREEMENT

This Agreement made as of the 25th day of February, 2009.

BETWEEN:

QUINTE MAGNETIC RESONANCE IMAGING, INC.,

DAWN C. HAIDER and DR. SYED ISLAM HAIDER

(hereinafter collectively called the “Vendors”)

Of the First Part

-

and –

DIAGNOSTIC IMAGING INTERNATIONAL CORP. a

corporation incorporated under the laws of the State of Nevada

(hereinafter called the “Purchaser”)

of the Second Part

-

and –

CANADIAN TELERADIOLOGY SERVICES, INC., a

federal corporation incorporated under the laws of Canada

(hereinafter called the “Corporation”)

of the Third Part

WHEREAS the parties hereto entered into a Share Purchase Agreement for the sale of shares, which Agreement was amended by a First Amending Agreement and Second Amending Purchase Agreement, which Second Amending Purchase Agreement was dated January 6th, 2009 (collectively the “Purchase Agreement”);

AND WHEREAS the parties hereto have agreed to further amend the Purchase Agreement, as amended;

NOW THEREFORE the parties hereto covenant and agree as follows:

1.

Section 1.02 of the Purchase Agreement shall be deleted and replaced by the following:

“The Purchaser agrees to provide to the Vendors’ solicitors in Trust the sum of Four Hundred Thousand ($400,000.00) Dollars on or before February 27, 2009. “

2.

Section 2.01 shall be amended to provide that the Purchase Price for the Purchased Shares shall be the sum of Seven Hundred Thousand ($700,000.00) Dollars ($7,000.00 per Class “A” common share).

3.

Section 2.02 of the Agreement shall be amended to provide the number of shares to be transferred shall be reduced from three million (3,000,000) shares to one million (1,000,000) shares allocated as follows:

Quinte Magnetic Resonance

400,000

Dawn C. Haider

300,000

Dr. Syed Islam Haider

300,000

4.

Section 3.01 shall be amended to provide that the Four Hundred Thousand ($400,000.00) Dollar deposit will be released to the Vendors and payable as follows:

a)

approximately One Hundred and Twenty-Five Thousand ($125,000.00) Dollars shall be payable to the Vendors and loaned by the Vendors to the Corporation and used to pay off the balance owing to HSBC Bank Canada and Intelerad of Montreal, by the Corporation as of the Closing date. This amount will become a shareholders loan (such amounts collectively referred to as the “Shareholders Loans”);

b)

the balance shall be provided payable to Quinte Magnetic Resonance Imaging, Inc., Dawn C. Haider and Dr. Syed Islam Haider on the following percentages:

Quinte Magnetic Resonance Inc.

40%

Dawn C. Haider

30%

Dr. Syed Islam Haider

30%

5.

Section 3.02 shall be amended to provide that one million (1,000,000) shares of the Purchaser Corporation shall be delivered to the Vendors as follows: two hundred thousand (200,000) shares to Quinte Magnetic Resonance Imaging, Inc., one hundred and fifty thousand (150,000) shares to Dawn C. Haider; and one hundred and fifty thousand (150,000) shares to Dr. Syed Islam Haider on the Closing Date. The balance of the shares shall be delivered on the first anniversary of the closing date provided that the Corporation maintains gross revenue in the current year of at least 90% of fiscal year 2007 gross revenues.

6.

There shall be added a Section 3.03 as follows:

“The Purchaser shall deliver to the Vendors a promissory note in the amount of Three Hundred Thousand ($300,000.00) Dollars payable without interest on the first anniversary of the Closing Date.  Said sums shall not bear interest until maturity or default, after which time it shall bear interest at the rate of prime plus two (2%) per cent.  Prime shall be the prime lending rate published as such by the HSBC Bank Canada. Interest shall accrue and be payable monthly in arrears.”

7.

There shall be added a Section 3.04 to the Agreement as follows:

“The Purchaser shall deliver a promissory note equal to the amount of the Shareholders Loans payable on the date which is sixty (60) days which is after the Closing Date without interest.  The said promissory note, however, shall bear interest after maturity and default at the rate of prime plus two (2%) per cent, such prime being the prime published as such by HSBC Bank Canada. Interest shall accrue and be payable monthly in arrears.”

8.

There shall be added to the Agreement a Section 3.05 as follows:

“The Purchaser and the Corporation shall cause the Corporation to deliver a guarantee of the two (2) promissory notes set out in Sections 3.03 and 3.04 hereof in form and substance reasonably satisfactory to the Vendors’ solicitors and Purchasers’ solicitors.”

9.

There shall be added a Section 3.06 as follows:

“As security for the obligations of the Corporation and the Purchaser hereunder, the Corporation shall deliver a general security agreement against all of its assets in form and substance reasonably satisfactory to the Vendors’ solicitors.  In addition, the Purchaser shall deliver a pledge of the Purchased Shares in form and substance reasonably satisfactory to the Vendors’ and Purchasers’ solicitors.”

10.

Section 4.01(27)(b) shall be amended to provide that the outstanding  debts of the Corporation due to any bank or other entity on Closing shall consist of the Shareholders Loan of One Hundred and Twenty-Five Thousand ($125,000.00) Dollars payable as per Section 3.04 and the accounts payable listed in Schedule “B” which accounts payable shall not exceed Seventy-Five Thousand ($75,000.00) Dollars as of the Closing Date.

11.

Section 7.01(g) shall be amended to provide that the Personal Services Contract shall be for a period of two (2) years at One Hundred and Fifty Thousand ($150,000.00) Dollars per year.

12.

Section 8.01 shall be amended to provide that the Closing Date shall be February 27, 2009 at the offices of Templeman Menninga.

13.

In all other respects, the parties hereto confirm the terms of the Purchase Agreement.

Dated the 25th day of February, 2009.

SIGNED, SEALED AND DELIVERED

)

In the presence of

)

QUINTE MAGNETIC

)

RESONANCE IMAGING, INC.

)

)

Per: __________________________

_________________________________

)

witness to signature of Dawn C. Haider

)

______________________________

)

Dawn C. Haider

_______________________________

)

witness to signature of Dr. Syed

)

______________________________

Islam Haider

)

Dr. Syed Islam Haider

)

)

DIAGNOSTIC IMAGING

)

INTERNATIONAL CORP.

)

)

Per: __________________________

)

)

CANADIAN TELERADIOLOGY

)

SERVICES, INC.

)

)

Per: __________________________

gh\agr\42670  third amending purchase agreement